UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2019

Outlook Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37759	38-3982704
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Clarke Drive Cranbury, New Jersey	08512
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (609) 619-3990

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☒

Item 3.03	Material Modification to Rights of Security Holders

On January 22, 2019, Outlook Therapeutics, Inc. (f/k/a “Oncobiologics, Inc.,” referred to herein as the “Company”) extended the expiration date of its outstanding Series A warrants (Nasdaq: OTLKW; CUSIP number 69012T 115) (the “Series A Warrants”) to February 18, 2022 and reduced the exercise price to $1.50 per share (from $6.60 per share), by entering into a third amendment to that certain Warrant Agreement dated as of May 18, 2016, by and between the Company and the American Stock Transfer & Trust Company, LLC, as warrant agent.

The Series A Warrants to purchase up to an aggregate of 3,333,333 shares of the Company’s common stock, par value $0.01 per share, at an exercise price of $6.60 per share, were originally issued to the public as part of the units in the Company’s May 2016 initial public offering (2,916,667), as well as in a concurrent private placement (416,666), and originally expired February 18, 2017. The Company subsequently extended the expiration date of the Series A Warrants to February 18, 2018, and then again to February 18, 2019. Under the third amendment, the exercise price was reduced to $1.50 per share, and the expiration date has been extended to 5:00 p.m. New York City time on February 18, 2022.

The issuance of the Series A Warrants to the public and the issuance of the common stock upon exercise thereof has been registered on a Form S-1, as amended, previously filed with and declared effective by the Securities and Exchange Commission (the “SEC"). The resale of the Series A Warrants and the shares of common stock issuable upon exercise thereof issued in the private placement has also been registered on a Form S-1, as amended, previously filed with and declared effective by the SEC. A prospectus supplement relating to this expiration date extension and reduction of the exercise price for the Series A Warrants will be filed with the SEC, and mailed to the holders of record of the Series A Warrants.

The foregoing summary of the third amendment to the Warrant Agreement is qualified in its entirety by reference to the complete text of such amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01	Other Events

On January 22, 2019, the Company issued a press release with respect to the foregoing, which is filed as Exhibit 99.1 hereto.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description
10.1	Amendment #3 to the Warrant Agreement dated May 18, 2016, by and between Outlook Therapeutics, Inc. and American Stock Transfer & Trust Company LLC, as Warrant Agent, dated January 22, 2019.
99.1	Press Release dated January 22, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Outlook Therapeutics, Inc.

Date: January 22, 2019	By:	/s/ Lawrence A. Kenyon
Lawrence A. Kenyon
Chief Executive Officer and Chief Financial Officer